Exhibit 99 (b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED JANUARY 29, 2017 AND JANUARY 31, 2016
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	January 29,	January 31,	% Over	January 29,	January 31,
	2017	2016	(Under)	2017	2016

Net sales	$76,169	78,466	(2.9)%	100.0%	100.0%
Cost of sales	59,410	61,903	(4.0)%	78.0%	78.9%
Gross profit	16,759	16,563	1.2%	22.0%	21.1%

Selling, general and
administrative expenses	9,824	9,337	5.2%	12.9%	11.9%
Income from operations	6,935	7,226	(4.0)%	9.1%	9.2%

Interest income	(124)	(38)	226.3%	(0.2)%	(0.0)%
Other expense	69	85	(18.8)%	0.1%	0.1%
Income before income taxes	6,990	7,179	(2.6)%	9.2%	9.1%

Income taxes*	643	2,317	(72.2)%	9.2%	32.3%
Net income	$6,347	4,862	30.5%	8.3%	6.2%

Net income per share-basic	$0.52	$0.39	33.3%
Net income per share-diluted	$0.51	$0.39	30.8%
Average shares outstanding-basic	12,313	12,331	(0.1)%
Average shares outstanding-diluted	12,544	12,486	0.5%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	January 29,	January 31,	% Over	January 29,	January 31,
	2017	2016	(Under)	2017	2016

Income before income taxes (see above)	$6,990	7,179	(2.6)%	9.2%	9.1%

Adjusted Income taxes (2)*	1,160	1,278	(9.2)%	16.6%	17.8%
Adjusted net income	$5,830	5,901	(1.2)%	7.7%	7.5%

Adjusted net income per share-basic	$0.47	$0.48	(2.1)%
Adjusted net income per share-diluted	$0.47	$0.47	0.0%
Average shares outstanding-basic	12,313	12,331	(0.1)%
Average shares outstanding-diluted	12,544	12,486	0.5%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $19.2 million in net operating loss carryforwards as of May 1, 2016. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE NINE MONTHS ENDED JANUARY 29, 2017 AND JANUARY 31, 2016
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	January 29,	January 31,	% Over	January 29,	January 31,
	2017	2016	(Under)	2017	2016

Net sales	$232,194	235,607	(1.4)%	100.0%	100.0%
Cost of sales	180,115	187,109	(3.7)%	77.6%	79.4%
Gross profit	52,079	48,498	7.4%	22.4%	20.6%

Selling, general and
administrative expenses	29,171	27,512	6.0%	12.6%	11.7%
Income from operations	22,908	20,986	9.2%	9.9%	8.9%

Interest income	(164)	(150)	9.3%	(0.1)%	(0.1)%
Other expense	376	405	(7.2)%	0.2%	0.2%
Income before income taxes	22,696	20,731	9.5%	9.8%	8.8%

Income taxes*	6,560	7,398	(11.3)%	28.9%	35.7%
Net income	$16,136	13,333	21.0%	6.9%	5.7%

Net income per share-basic	$1.31	$1.08	21.3%
Net income per share-diluted	$1.29	$1.07	20.6%
Average shares outstanding-basic	12,302	12,317	(0.1)%
Average shares outstanding-diluted	12,517	12,488	0.2%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	January 29,	January 31,	% Over	January 29,	January 31,
	2017	2016	(Under)	2017	2016

Income before income taxes (see above)	$22,696	20,731	9.5%	9.8%	8.8%

Adjusted Income taxes (2)*	3,768	3,690	2.1%	16.6%	17.8%
Adjusted net income	$18,928	17,041	11.1%	8.2%	7.2%

Adjusted net income per share-basic	$1.54	$1.38	11.6%
Adjusted net income per share-diluted	$1.51	$1.36	11.0%
Average shares outstanding-basic	12,302	12,317	(0.1)%
Average shares outstanding-diluted	12,517	12,488	0.2%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $19.2 million in net operating loss carryforwards as of May 1, 2016. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JANUARY 29, 2017, JANUARY 31, 2016, AND MAY 1, 2016
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	January 29,	January 31,	(Decrease)		* May 1,
	2017	2016	Dollars	Percent	2016

Current assets
Cash and cash equivalents	$15,659	31,713	(16,054)	(50.6)%	37,787
Short-term investments	2,410	4,259	(1,849)	(43.4)%	4,359
Accounts receivable	22,726	26,784	(4,058)	(15.2)%	23,481
Inventories	46,193	48,485	(2,292)	(4.7)%	46,531
Income taxes receivable	-	23	(23)	(100.0)%	155
Other current assets	2,514	2,331	183	7.9%	2,477
Total current assets	89,502	113,595	(24,093)	(21.2)%	114,790

Property, plant & equipment, net	50,333	38,157	12,176	31.9%	39,973
Goodwill	11,462	11,462	-	0.0%	11,462
Deferred income taxes	422	4,312	(3,890)	(90.2)%	2,319
Long-term Investments - Held-To-Maturity	30,832	-	30,832	100.0%	-
Long-term Investments - Rabbi Trust	5,488	3,590	1,898	52.9%	4,025
Investment in unconsolidated joint venture	600	-	600	100.0%	-
Other assets	2,417	2,435	(18)	(0.7)%	2,573

Total assets	$191,056	173,551	17,505	10.1%	175,142

Current liabilities
Accounts payable - trade	$22,352	25,601	(3,249)	(12.7)%	23,994
Accounts payable - capital expenditures	4,886	380	4,506	1,185.8%	224
Accrued expenses	10,511	12,690	(2,179)	(17.2)%	11,922
Income taxes payable - current	217	622	(405)	(65.1)%	180
Total current liabilities	37,966	39,293	(1,327)	(3.4)%	36,320

Accounts payable - capital expenditures	708	-	708	100.0%	-
Income taxes payable - long-term	1,817	3,480	(1,663)	(47.8)%	3,841
Deferred income taxes	2,924	1,209	1,715	141.9%	1,483
Deferred compensation	5,327	4,495	832	18.5%	4,686

Total liabilities	48,742	48,477	265	0.5%	46,330

Shareholders' equity	142,314	125,074	17,240	13.8%	128,812

Total liabilities and
shareholders' equity	$191,056	173,551	17,505	10.1%	175,142

Shares outstanding	12,315	12,250	65	0.5%	12,265

* Derived from audited financial statements.

Page 4 to 10

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED JANUARY 29, 2017 AND JANUARY 31, 2016
Unaudited
(Amounts in Thousands)

	NINE MONTHS ENDED

	Amounts
	January 29,	January 31,
	2017	2016

Cash flows from operating activities:
Net income	$16,136	13,333
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	5,304	4,888
Amortization of assets	162	123
Stock-based compensation	2,619	1,964
Deferred income taxes	3,533	1,906
Realized loss on sale of short-term investments	12	127
Gain on sale of equipment	(71)	(66)
Excess tax benefits related to stock-based compensation	(195)	(822)
Foreign currency exchange gains	(18)	(85)
Changes in assets and liabilities:
Accounts receivable	340	1,091
Inventories	(137)	(6,485)
Other current assets	90	(108)
Other assets	51	48
Accounts payable	(946)	(1,979)
Accrued expenses and deferrred compensation	(948)	1,406
Income taxes	(1,695)	535
Net cash provided by operating activities	24,237	15,876

Cash flows from investing activities:
Capital expenditures	(9,253)	(7,686)
Investment in unconsolidated joint venture	(600)	-
Proceeds from the sale of equipment	80	230
Payment on life insurance policy	(18)	(18)
Proceeds from the sale of short-term investments	2,000	5,612
Purchase of short-term investments	(8)	(86)
Purchase of long-term investments (Held-To-Maturity)	(31,050)	-
Purchase of long-term investments (Rabbi Trust)	(1,431)	(1,268)
Net cash used in investing activities	(40,280)	(3,216)

Cash flows from financing activities:
Proceeds from line of credit	7,000	7,000
Payments on line of credit	(7,000)	(7,000)
Payments on vendor-financed capital expenditures	(1,050)	-
Payments on long-term debt	-	(2,200)
Excess tax benefits related to stock-based compensation	195	822
Repurchase of common stock	-	(2,397)
Dividends paid	(5,292)	(7,281)
Proceeds from common stock issued	37	138
Payments on debt issuance costs	(2)	(43)
Net cash used in financing activities	(6,112)	(10,961)

Effect of exchange rate changes on cash and cash equivalents	27	289

(Decrease) increase in cash and cash equivalents	(22,128)	1,988

Cash and cash equivalents at beginning of period	37,787	29,725

Cash and cash equivalents at end of period	$15,659	31,713

Free Cash Flow (1)	$12,187	8,245

(1) Free Cash Flow reconciliation is as follows:
		FY 2017	FY 2016
A)	Net cash provided by operating activities	$24,237	15,876
B)	Minus: Capital Expenditures	(9,253)	(7,686)
C)	Minus: Investment in unconsolidated joint venture	(600)	-
D)	Add: Proceeds from the sale of equipment	80	230
E)	Minus: Payment on life insurance policy	(18)	(18)
F)	Minus: Payments on vendor-financed capital expenditures	(1,050)	-
G)	Minus: Purchase of long-term investments (Rabbi Trust)	(1,431)	(1,268)
H)	Add: Excess tax benefits related to stock-based compensation	195	822
I)	Effects of exchange rate changes on cash and cash equivalents	27	289
		$12,187	8,245

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JANUARY 29, 2017 AND JANUARY 31, 2016
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	January 29,	January 31,	% Over	January 29,	January 31,
Net Sales by Segment	2017	2016	(Under)	2017	2016

Mattress Fabrics	$45,920	44,277	3.7%	60.3%	56.4%
Upholstery Fabrics	30,249	34,189	(11.5)%	39.7%	43.6%

Net Sales	$76,169	78,466	(2.9)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$9,758	8,751	11.5%	21.3%	19.8%
Upholstery Fabrics	7,001	7,812	(10.4)%	23.1%	22.8%
Gross Profit	$16,759	16,563	1.2%	22.0%	21.1%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$3,391	2,953	14.8%	7.4%	6.7%
Upholstery Fabrics	3,901	3,963	(1.6)%	12.9%	11.6%
Unallocated Corporate expenses	2,532	2,421	4.6%	3.3%	3.1%
Selling, General and Administrative Expenses	$9,824	9,337	5.2%	12.9%	11.9%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$6,367	5,798	9.8%	13.9%	13.1%
Upholstery Fabrics	3,100	3,849	(19.5)%	10.2%	11.3%
Unallocated corporate expenses	(2,532)	(2,421)	4.6%	(3.3)%	(3.1)%
Operating income	$6,935	7,226	(4.0)%	9.1%	9.2%

Depreciation by Segment

Mattress Fabrics	$1,573	1,490	5.6%
Upholstery Fabrics	220	215	2.3%
Depreciation	$1,793	1,705	5.2%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 29, 2017 AND JANUARY 31, 2016
(Unaudited)
(Amounts in thousands)

	NINE MONTHS ENDED

	Amounts			Percent of Total Sales
	January 29,	January 31,	% Over	January 29,	January 31,
Net Sales by Segment	2017	2016	(Under)	2017	2016

Mattress Fabrics	$141,977	137,522	3.2%	61.1%	58.4%
Upholstery Fabrics	90,217	98,085	(8.0)%	38.9%	41.6%

Net Sales	$232,194	235,607	(1.4)%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$32,414	28,133	15.2%	22.8%	20.5%
Upholstery Fabrics	19,665	20,365	(3.4)%	21.8%	20.8%
Gross Profit	$52,079	48,498	7.4%	22.4%	20.6%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$10,185	8,865	14.9%	7.2%	6.4%
Upholstery Fabrics	11,086	11,372	(2.5)%	12.3%	11.6%
Unallocated Corporate expenses	7,900	7,275	8.6%	3.4%	3.1%
Selling, General, and Administrative Expenses	$29,171	27,512	6.0%	12.6%	11.7%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$22,229	19,267	15.4%	15.7%	14.0%
Upholstery Fabrics	8,579	8,994	(4.6)%	9.5%	9.2%
Unallocated corporate expenses	(7,900)	(7,275)	8.6%	(3.4)%	(3.1)%
Operating income	$22,908	20,986	9.2%	9.9%	8.9%

Return on Capital (1)

Mattress Fabrics	38.5%	35.9%
Upholstery Fabrics	64.6%	68.9%
Unallocated Corporate	N/A	N/A
Consolidated	32.4%	31.7%

Capital Employed (2)

Mattress Fabrics	80,656	72,644	11.0%
Upholstery Fabrics	18,420	19,623	(6.1)%
Unallocated Corporate	(1,288)	(1,284)	N/A
Consolidated	97,788	90,983	7.5%

Depreciation by Segment

Mattress Fabrics	$4,673	4,273	9.4%
Upholstery Fabrics	631	615	2.6%
Depreciation	$5,304	4,888	8.5%

Notes:

(1) See pages 8 and 9 of this financial information release for calculations.

(2) The capital employed balances are as of January 29, 2017 and January 31, 2016.

Page 7 to 10

	CULP, INC. FINANCIAL INFORMATION RELEASE
	CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
	FOR THE TWELVE MONTHS ENDED JANUARY 29, 2017 AND JANUARY 31, 2016
	(UNAUDITED)
	(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	5/1/2016	7/31/2016	10/30/2016	1/29/2017	1/29/2017

Net income	$3,601	$5,313	$4,475	$6,347	$19,736
Income taxes	3,566	3,233	2,684	643	10,126
Interest income, net	(26)	(25)	(15)	(124)	(190)
Depreciation and amortization expense	1,830	1,813	1,778	1,875	7,296
Stock based compensation	778	761	896	962	3,397
Adjusted EBITDA	$9,749	$11,095	$9,818	$9,703	$40,365

	Quarter Ended
					Trailing 12
					Months
	5/3/2015	8/2/2015	11/1/2015	01/31/16	1/31/2016

Net income	$4,913	$4,701	$3,771	$4,862	$18,247
Income taxes	1,772	2,707	2,373	2,317	9,169
Interest income, net	(128)	(42)	(69)	(38)	(277)
Depreciation and amortization expense	1,576	1,602	1,668	1,741	6,587
Stock based compensation	304	265	1,074	625	2,268
Adjusted EBITDA	$8,437	$9,233	$8,817	$9,507	$35,994

% Over (Under)	15.6%	20.2%	11.4%	2.1%	12.1%

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE NINE MONTHS ENDED JANUARY 29, 2017
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Nine Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 29, 2017 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$22,229	$77,035	38.5%
Upholstery Fabrics	8,579	17,712	64.6%
(less: Unallocated Corporate)	(7,900)	(536)	N/A
Total	$22,908	$94,211	32.4%

Average Capital Employed	As of the three Months Ended January 29, 2017				As of the three Months Ended October 30, 2016				As of the three Months Ended July 31, 2016
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$103,782	$30,380	$56,894	$191,056	$94,700	$29,361	$55,066	$179,127	$92,959	$33,550	$56,851	$183,360
Total liabilities	(23,126)	(11,960)	(13,656)	(48,742)	(18,499)	(11,180)	(13,499)	(43,178)	(16,313)	(16,329)	(19,283)	(51,925)

Subtotal	$80,656	$18,420	$43,238	$142,314	$76,201	$18,181	$41,567	$135,949	$76,646	$17,221	$37,568	$131,435
Less:
Cash and cash equivalents	-	-	(15,659)	(15,659)	-	-	(13,910)	(13,910)	-	-	(45,549)	(45,549)
Short-term investments	-	-	(2,410)	(2,410)	-	-	(2,430)	(2,430)	-	-	(2,434)	(2,434)
Long-term investments - Held-To-Maturity	-	-	(30,832)	(30,832)	-	-	(31,050)	(31,050)	-	-	-	-
Long-term investments - Rabbi Trust	-	-	(5,488)	(5,488)	-	-	(4,994)	(4,994)	-	-	(4,611)	(4,611)
Income taxes receivable	-	-	-	-	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	(422)	(422)	-	-	(581)	(581)	-	-	(1,942)	(1,942)
Income taxes payable - current	-	-	217	217	-	-	513	513	-	-	358	358
Income taxes payable - long-term	-	-	1,817	1,817	-	-	3,734	3,734	-	-	3,779	3,779
Deferred income taxes - non-current	-	-	2,924	2,924	-	-	1,699	1,699	-	-	1,532	1,532
Line of credit	-	-	-	-	-	-	-	-	-	-	7,000	7,000
Deferred compensation	-	-	5,327	5,327	-	-	5,171	5,171	-	-	5,031	5,031

Total Capital Employed	$80,656	$18,420	$(1,288)	$97,788	$76,201	$18,181	$(281)	$94,101	$76,646	$17,221	$732	$94,599

	As of the three Months Ended May 1, 2016
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	$94,878	$29,463	$50,801	$175,142
Total liabilities	(20,241)	(12,438)	(13,651)	(46,330)

Subtotal	$74,637	$17,025	$37,150	$128,812
Less:
Cash and cash equivalents	-	-	(37,787)	(37,787)
Short-term investments	-	-	(4,359)	(4,359)
Long-term investments - Held-To-Maturity	-	-	-	-
Long-term investments - Rabbi Trust	-	-	(4,025)	(4,025)
Income taxes receivable	-	-	(155)	(155)
Deferred income taxes - non-current	-	-	(2,319)	(2,319)
Income taxes payable - current	-	-	180	180
Income taxes payable - long-term	-	-	3,841	3,841
Deferred income taxes - non-current	-	-	1,483	1,483
Line of credit	-	-	-	-
Deferred compensation	-	-	4,686	4,686

Total Capital Employed	$74,637	$17,025	$(1,305)	$90,357

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$77,035	$17,712	$(536)	$94,211

Notes:

(1)	See reconciliation per page 6 of this financial information release.

(2)
Return on average capital employed represents operating income for the nine month period ending January 29, 2017 divided by three quarters times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments - Held-To-Maturity, long-term investments - Rabbi Trust, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, line of credit, and deferred compensation.

(3)	Average capital employed was computed using the four periods ending January 29, 2017, October 30, 2016, July 31, 2016 and May 1, 2016.

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE NINE MONTHS ENDED JANUARY 31, 2016
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Nine Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 31, 2016 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$19,267	$71,492	35.9%
Upholstery Fabrics	8,994	17,413	68.9%
(less: Unallocated Corporate)	(7,275)	(631)	N/A
Total	$20,986	$88,275	31.7%

Average Capital Employed	As of the three Months Ended January 31, 2016				As of the three Months Ended November 1, 2015				As of the three Months Ended August 2, 2015
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	$93,779	$33,975	$45,797	$173,551	$90,730	$32,187	$46,030	$168,947	$91,614	$33,795	$41,470	$166,879
Total liabilities	(21,135)	(14,352)	(12,990)	(48,477)	(19,228)	(15,129)	(11,615)	(45,972)	(20,265)	(14,849)	(13,040)	(48,154)

Subtotal	$72,644	$19,623	$32,807	$125,074	$71,502	$17,058	$34,415	$122,975	$71,349	$18,946	$28,430	$118,725
Less:
Cash and cash equivalents	-	-	(31,713)	(31,713)	-	-	(31,176)	(31,176)	-	-	(25,933)	(25,933)
Short-term investments	-	-	(4,259)	(4,259)	-	-	(6,320)	(6,320)	-	-	(6,336)	(6,336)
Long-term investments - Rabbi Trust	-	-	(3,590)	(3,590)	-	-	(3,279)	(3,279)	-	-	(2,893)	(2,893)
Income taxes receivable	-	-	(23)	(23)	-	-	(75)	(75)	-	-	(142)	(142)
Deferred income taxes - non-current	-	-	(4,312)	(4,312)	-	-	(3,415)	(3,415)	-	-	(4,405)	(4,405)
Current maturities of long-term debt	-	-	-	-	-	-	-	-	-	-	2,200	2,200
Income taxes payable - current	-	-	622	622	-	-	305	305	-	-	392	392
Income taxes payable - long-term	-	-	3,480	3,480	-	-	3,655	3,655	-	-	3,634	3,634
Deferred income taxes - non-current	-	-	1,209	1,209	-	-	1,206	1,206	-	-	1,071	1,071
Deferred compensation	-	-	4,495	4,495	-	-	4,421	4,421	-	-	4,280	4,280

Total Capital Employed	$72,644	$19,623	$(1,284)	$90,983	$71,502	$17,058	$(263)	$88,297	$71,349	$18,946	$298	$90,593

	As of the three Months Ended May 3, 2015
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	$89,066	$32,838	$49,396	$171,300
Total liabilities	(18,594)	(18,812)	(14,467)	(51,873)

Subtotal	$70,472	$14,026	$34,929	$119,427
Less:
Cash and cash equivalents	-	-	(29,725)	(29,725)
Short-term investments	-	-	(10,004)	(10,004)
Long-term investments - Rabbi Trust	-	-	(2,415)	(2,415)
Income taxes receivable	-	-	(229)	(229)
Deferred income taxes - non-current	-	-	(5,169)	(5,169)
Current maturities of long-term debt	-	-	2,200	2,200
Income taxes payable - current	-	-	325	325
Income taxes payable - long-term	-	-	3,792	3,792
Deferred income taxes - non-current	-	-	982	982
Deferred compensation	-	-	4,041	4,041

Total Capital Employed	$70,472	$14,026	$(1,273)	$83,225

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$71,492	$17,413	$(631)	$88,275

Notes:

(1)	See reconciliation per page 6 of this financial information release.

(2)
Return on average capital employed represents operating income for the nine month period ending January 31, 2016 divided by three quarters times four quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments - Rabbi Trust, current maturities of long-term debt, noncurrent deferred tax assets and liabilities, income taxes receivable and payable, and deferred compensation.

(3)	Average capital employed was computed using the four periods ending January 31, 2016, November 1, 2015, August 2, 2015 and May 3, 2015.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE NINE MONTHS ENDED JANUARY 29, 2017 AND JANUARY 31, 2016
Unaudited
(Amounts in Thousands)

	NINE MONTHS ENDED

		Amounts
	January 29,	January 31,
	2017	2016

Consolidated Effective GAAP Income Tax Rate (1)	28.9%	35.7%

Non-Cash U.S. Income Tax Expense	(20.9)%	(17.9)%

Reversal of Foreign Uncertain Income Tax Position	9.1%	0.0%

Other Non-Cash Foreign Income Tax Expense	(0.5)%	0.0%

Consolidated Adjusted Effective Income Tax Rate (2)	16.6%	17.8%

	THREE MONTHS ENDED
	As reported		January 29, 2017	As reported		January 31, 2016
	January 29,		Proforma Net	January 31,		Proforma Net
	2017	Adjustments	of Adjustments	2016	Adjustments	of Adjustments

Income before income taxes	$6,990	$-	$6,990	$7,179		$7,179

Income taxes (3)	643	$517	1,160	2,317	$(1,039)	1,278
Net income	$6,347	$(517)	$5,830	$4,862	$1,039	$5,901

Net income per share-basic	$0.52	$(0.04)	$0.47	$0.39	$0.08	$0.48
Net income per share-diluted	$0.51	$(0.04)	$0.47	$0.39	$0.08	$0.47
Average shares outstanding-basic	12,313	12,313	12,313	12,331	12,331	12,331
Average shares outstanding-diluted	12,544	12,544	12,544	12,486	12,486	12,486

	NINE MONTHS ENDED
	As reported		January 29, 2017	As reported		January 31, 2016
	January 29,		Proforma Net	January 31,		Proforma Net
	2017	Adjustments	of Adjustments	2016	Adjustments	of Adjustments

Income before income taxes	$22,696	$-	$22,696	$20,731	$-	$20,731

Income taxes (3)	6,560	$(2,792)	3,768	7,398	$(3,708)	3,690
Net income	$16,136	$2,792	$18,928	$13,333	$3,708	$17,041

Net income per share-basic	$1.31	$0.23	$1.54	$1.08	$0.30	$1.38
Net income per share-diluted	$1.29	$0.22	$1.51	$1.07	$0.30	$1.36
Average shares outstanding-basic	12,302	12,302	12,302	12,317	12,317	12,317
Average shares outstanding-diluted	12,517	12,517	12,517	12,488	12,488	12,488

(1)	Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2)	Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3)	Proforma income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.